UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OR
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2001


                                 iVideoNow, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-26351                  95-4603237
(State or other jurisdiction  (Commission File Number)  (IRS Employer
  of incorporation                                        Identification Number)

       8450 East Crescent Parkway, Suite 100, Greenwood Village, CO 80111
                    (Address of principal executive offices)


                                 (720) 889-0133
              (Registrant's telephone number, including area code)


              17327 Ventura Boulevard, Suite 200, Encino, CA 91316 (Former names or former address, if changed from last report)





















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
Item 1.  Changes in Control of Registrant.

On December 31, 2001, the iVideoNow, Inc. (the "Company") closed a Securities Purchase Agreement in which the Company sold, in a private placement, 11,000,000 shares of its Common Stock to sixteen (16) "accredited" investors for consideration of $220,000. At the closing, Peter B. Dunn resigned as President and sole director of the Company and Kevin R. Keating was appointed as Director, President and Chief Executive Officer. Ms. Margie L. Blackwell was appointed director, Secretary and Chief Financial Officer, and Spencer I. Browne was appointed director of the Company. The new shareholders, although not having any group association, now own approximately sixty-one percent (61%).

The 16 new shareholders have entered into a Shareholder Voting Agreement (the "Agreement") effective December 31, 2001, wherein Kevin R. Keating, the President and Chief Executive Officer, has been given the voting control over the 11,000,000 shares purchased by the new shareholders. The Agreement terminates on December 31, 2002.


Item 5.  Other Events.

Effective as of the closing of the Securities Purchase Agreement on December 31, 2001, the officers and directors of the Company resigned and Kevin R. Keating was appointed President and Chief Executive Officer, Margie L. Blackwell was appointed Secretary and Chief Financial Officer, and Spencer I. Browne was appointed director.

The Company's principal executive offices are now located at 8450 East Crescent Parkway, Greenwood Village, Colorado 80111, and its new telephone number is
(720) 889-0133.


Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of business acquired.

                  None.

(b)      Exhibits

                  4.1 Shareholder Voting Trust Agreement effective December 31, 2001, giving voting control of 11,000,000 shares of the Company's Common stock to Kevin R. Keating, President and Chief Executive Officer of the Registrant

                 10.7 Securities Purchase Agreement dated November 6, 2001, entered into between the Registrant and various investors (incorporated herein by reference to
                           Exhibit  10.11  to  Form 10-QSB filed on November 19,
                           2001)





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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 9, 2002
                                     IVIDEONOW, INC.


                                          /s/ Kevin R. Keating
                                     By:  -------------------------------------
                                          Kevin R. Keating
                                          Chief Executive Officer and President










































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
                                Index to Exhibits


 Exhibit No.                                 Description
 -----------                                 -----------
     4.1 Shareholder Voting Trust Agreement effective December 31, 2001, giving voting control of 11,000,000 shares of the Company's Common stock to Kevin R. Keating, President and Chief Executive Officer of the Registrant

    10.7 Securities Purchase Agreement dated November 6, 2001, entered into between the Registrant and various investors (incorporated herein by reference to Exhibit 10.11 to Form 10-QSB filed on November 19,
              2001).












































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